Exhibit 99.5

Highly Confidential Information Provided Pursuant to Confidentiality Agreement Subject to FRE 408 Appvion Presentation to Secured Noteholders December 13, 2017

Forward-Looking Statements In this presentation, all statements that are not purely historical facts (including statements which address the Company’s strategy, future operations, future financial position, estimated revenues, projected costs, prospects, plans and objectives) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are not guarantees of results, and actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, that could cause material impacts on the Company’s historical or anticipated financial results. Although the Company believes that in making any such forward-looking statement its expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the discussion of risk factors under “Risk Factors” and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed by the Company and the following important factors, among others, that could cause actual results to differ materially from those projected in such forward-looking statements: the Debtors’ ability to obtain the approval of the Bankruptcy Court with respect to motions filed in the Chapter 11 Cases and the outcomes of Bankruptcy Court rulings and the Chapter 11 Cases in general; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Filings and any additional strategies that the Debtors may employ to address their liquidity and capital resources; the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 Cases; the actions and decisions of the Company’s material vendors, suppliers and customers in response to the Chapter 11 Cases; and restrictions on the Debtors due to the terms of the Debtor’s Superpriority Senior Debtor-in-Possession Credit Agreement that the Debtors have entered into in connection with the Chapter 11 Cases and restrictions imposed by the Bankruptcy Court. Many of these factors are beyond the Company’s ability to control or predict. Given these uncertainties, you should not place undue reliance on the forward-looking statements. All such statements speak only as of the date made, and the Company (and its advisors, including Guggenheim Securities) expressly disclaims any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 2

Table of Contents 1. Revised Forecast Summary a) 2017 Variance Overview b) 2018 Forecast Overview c) Long-Term Forecast Overview 2. Profit Improvement Initiatives 3. Additional Information a) Cash Flow Summary b) Q3 2017 Variance Bridge 3

Revised Forecast Summary 4

2017 Variance Overview 5

Total EBITDA Current vs. Prior 2017 Forecast $ Millions Carbonless: $33.6 Thermal: $31.8 Carbonless: $30.0 (-$3.6m or -11%) $65 Corporate: $(5.3) Thermal: $23.6 (-$ 8.2m or -26%) Corporate: $(5.5) $60.2 $60 $55 $ (6.0) $50 $ 3.7 $0.6 $48.1 $ (4.5) $45 $(2.5) $(0.8) $ (2.5) $40 $35 $30 Prior 2017 Volume Mix Price Mfg RM Mfg Spend Frt & DC Costs SG&A/Other Current 2017 6

Key 2017 Carbonless Variance Commentary $ Millions ï,¡ 2017 Current forecast net sales of $271.7 million is down $(5.5) million (-2.0%) compared to 2017 Prior forecast of $277.2 million • Mainly driven by lower sales volume in North American carbonless rolls, international sheets, security and digital papers ï,¡ 2017 Current forecast EBITDA of $30.0 million is down $(3.6) million compared to 2017 Prior forecast of $33.6 million 2017 Carbonless EBITDA Variances (Current vs. Prior Forecast) Volume $(2.8) ï,— Reduced realized / forecasted volumes (1.7% decline) Price $(0.2) ï,— Reduced realized / forecasted pricing Mix $(2.5) ï,— International carbonless rolls mix Carbonless Mfg. Raw Matls $(0.9) ï,— Inflation Mfg. Spend $3.2 ï,— Manufacturing spend reduction Other $(0.4) 7

Key 2017 Thermal Variance Commentary $ Millions ï,¡ 2017 Current forecast net sales of $387.1 million is down $(14.8) million (-3.7%) compared to 2017 Prior forecast of $401.9 million • Lower volume in both POS and TLE was the key driver ï,¡ 2017 Current EBITDA forecast of $23.6 million is down $(8.2) million compared to 2017 Prior forecast of $31.8 million 2017 Thermal EBITDA Variances (Current vs. Prior Forecast) Volume $(3.2) ï,— Reduced realized / forecasted volumes of (2.9% decline) Price $(2.3) ï,— Reduced realized / forecasted pricing Mix $(2.0) ï,— Non-topcoat and lower ASP volume mix Thermal Mfg. Raw Matls $(1.6) ï,— Inflation Mfg. Spend $0.5 ï,— Manufacturing spend reduction Other $0.4 8

2018 Forecast Overview 9

Total EBITDA Walk Forward Current 2017 Forecast vs. 2018 Forecast $ Millions ï,¡ 2018 Revenue even with 2017; EBITDA up ~$15 million or 31% • Carbonless – Revenue down $17.6 million; EBITDA up $4.9 million or 16% • Thermal – Revenue up $18.3 million; EBITDA up $11.5 million or 49% Carbonless: $34.9 ($4.9m or 16%) Thermal: $35.0 ($11.5m or 49%) Corporate: $(6.9) $70 $9.3 Carbonless: $30.0 $65 $(0.1) $63.0 Thermal: $23.5 $60 Corporate: $(5.5) $8.6 $(3.5) $55 $50 $48.1 $8.4 $45 $0.1 $40 $(7.9) $35 $30 Current 2017 Volume Mix Price Mfg RM Mfg Spend Frt & DC Costs SG&A/Other 2018 10

# EBITDA Walk Forward Commentary

***$ Millions***

**2017 – 2018 EBITDA Bridge**

| | | | |
|---|---|---|---|
| Carbonless | Volume | $(9.7) | ▪ Secular decline in carbonless |
| | Price/FX | $0.4 | ▪ FX impact |
| | Mix | $(1.2) | ▪ Increase in lower ASP volume |
| | Mfg. Raw Matls | $6.2 | ▪ Lower raw material costs & savings from change to an 18-month shutdown cycle at integrated paper mill offset by inflation |
| | Mfg. Spend | $9.2 | ▪ Carbonless consolidation<br>▪ Manufacturing spend reduction |

| | | | |
|---|---|---|---|
| Thermal | Volume | $1.8 | ▪ Increased forecasted volumes |
| | Price/FX | $8.0 | ▪ Increased forecasted pricing |
| | Mix | $1.3 | ▪ Increase in higher ASP volume |
| | Mfg. Raw Matls | $2.4 | ▪ Lower raw material costs & product redesign cost savings offset by inflation |
| | Mfg. Spend | $0.1 | ▪ Manufacturing spend reduction |
| | Other | $(2.1) | |

Note: Corporate unallocated costs account for $(1.5)M

APPVION 11

2018 Profit Improvement Initiatives and Risks / Opportunities Summary Profit Improvement Initiatives Carryover New Total Raw Material – Purchasing/R&T $5.5M $2.5M $8.0M Manufacturing $4.7M $9.5M $14.2M DC / Freight /SG&A $1.5M $2.9M $4.4M Total $11.7M $14.9M $26.6M 2018 AOP – EBITDA Opportunities / Risks Total EBITDA Opportunities $ 12.5M EBITDA Risks ($ 12.0M) 12

Long-Term Forecast Overview 13

Revised Strategic Plan Comparison 2017F 2018 2019 2020 2021 2022 2017F 2018 2019 2020 2021 2022 2017 Old Strat Plan 2017 New Strat Plan 2017 Old Strat Plan 2017 New Strat Plan 2017 Strategic Plan Revenue by Segment 2017 Strategic Plan EBITDA by Segment 2017F 2018 2019 2020 2021 2022 2017F 2018 2019 2020 2021 2022 Carbonless $ 30 $ 35 $ 39 $ 37 $ 37 $ 30 Carbonless $ 272 $ 254 $ 254 $ 254 $ 253 $ 254 Thermal $ 24 $ 35 $ 39 $ 47 $ 52 $ 56 Thermal $ 387 $ 405 $ 415 $ 425 $ 435 $ 446 Corp $ (5) $ (7) $ (7) $ (7) $ (7) $ (7) Tot. Appvion $ 659 $ 659 $ 669 $ 679 $ 688 $ 700 Tot. Appvion $ 48 $ 63 $ 71 $ 77 $ 81 $ 78 14

Profit Improvement Initiatives 15

Profit Improvement Initiatives Track Record of Driving Cost Savings with Meaningful Identified Opportunities ($ in Millions) Best in Class Profit Improvement Process Built on tested process enhanced by BCG All programs have robust documentation and planning All initiatives are resourced Senior leadership team holds weekly status meetings Monthly deep dives on projects Ongoing process to determine additional opportunities and next initiative Specific Profit Improvement Initiatives The two key profit improvement initiatives are expected to generate ~$20M+ of incremental EBITDA on a run-rate basis Project 1 (Product Redesign) implementation began in Q1 2017; $3.8 million expected to be realized through year-end 2017 Project 2 (Carbonless Consolidation) was announced in Q4 2017 16

Key Takeaways The Company has revised its 2017 forecast to reflect the bankruptcy impact and recent business and market conditions The Company expects to generate meaningful EBITDA growth (30%+) in 2018 due in part to the following factors: Favorable pricing dynamics Cost structure optimization In line with prior expectation, the Company still anticipates achieving ~$20+ million of cost savings through 2020 from its two key profit improvement initiatives (Carbonless Consolidation and Product Redesign) The revised long-term plan has been updated to reflect the revised 2018 base and management’s latest view on the outlook of the Carbonless and Thermal businesses 17

Additional Information 18

Cash Flow Summary 19

2018 – 2022 EBITDA Forecast 2018 Forecast 2019 2020 2021 2022 Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Q1 Q2 Q3 Q4 Total Total Total Total Total Revenue $166,745 $169,140 $162,800 $160,786 $659,471 $669,170 $679,364 $687,883 $699,851 % Growth 0.0% 3.1% (0.4%) (2.3%) 0.1% 1.5% 1.5% 1.3% 1.7% Less: Cost of Sales (147,909) (146,490) (140,120) (137,977) (572,496) (572,327) (576,531) (580,584) (593,881) Gross Profit $18,836 $22,650 $22,680 $22,809 $86,975 $96,843 $102,833 $107,299 $105,970 Less: SG&A (12,949) (12,992) (13,036) (12,979) (51,957) (51,084) (51,445) (51,392) (53,066) Plus / (Minus) Other 650 650 650 650 2,600 -———- EBIT $6,537 $10,308 $10,294 $10,480 $37,618 $45,760 $51,388 $55,907 $52,904 Plus: Depreciation & Amortization 6,334 6,371 6,388 6,317 25,409 25,410 25,410 25,410 25,410 EBITDA $12,870 $16,678 $16,682 $16,797 $63,027 $71,170 $76,798 $81,317 $78,314 % of Revenue 7.7% 9.9% 10.2% 10.4% 9.6% 10.6% 11.3% 11.8% 11.2% 20

2018 – 2022 Unlevered Free Cash Flow Forecast 2018 Forecast 2019 2020 2021 2022 Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Q1 Q2 Q3 Q4 Total Total Total Total Total EBITDA $12,870 $ 16,678 $16,682 $ 16,797 $63,027 $71,170 $76,798 $81,317 $78,314 Less / (Plus): Increase (Decrease) in NWC (4,518) 5,197 8,018 7,269 15,966 9,040 2,878 4,184 3,783 Less: Capex (1,839) (3,736) (2,317) (4,109) (12,000) (12,000) (12,000) (12,000) (12,000) Less: Pension Contribution (1,542) (2,023) (4,398) (2,023) (9,986) (10,000) (10,000) (10,000) (10,000) Less: OPEB Contribution (500) (500) (500) (500) (2,000) (2,000) (2,000) (2,000) (2,000) Less / (Plus): Non-Cash Pension / OPEB Inc. (Exp.) (1,078) (1,078) (1,078) (1,078) (4,311) (4,311) (4,311) (4,311) (4,311) Less / (Plus): Other, Net (1,875) 625 625 625 -————- Less: Provision for Income Tax -————————- Less: Carbonless Consolidation One-time Costs (1,500) (2,500) (3,000) (1,000) (8,000) -———- Less: Restructuring Items, Net (9,234) -——- (9,234) -———- Unlevered Free Cash Flow ($9,215) $ 12,664 $14,032 $ 15,981 $33,462 $51,899 $51,364 $57,189 $53,787 21

Pension Adjusted 2018 – 2022 EBITDA Forecast 2018 Forecast 2019 2020 2021 2022 Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Q1 Q2 Q3 Q4 Total Total Total Total Total Revenue $166,745 $169,140 $162,800 $160,786 $659,471 $669,170 $679,364 $687,883 $699,851 % Growth 0.0% 3.1% (0.4%) (2.3%) 0.1% 1.5% 1.5% 1.3% 1.7% Less: Cost of Sales (147,909) (146,490) (140,120) (137,977) (572,496) (572,327) (576,531) (580,584) (593,881) Gross Profit $18,836 $22,650 $22,680 $22,809 $86,975 $96,843 $102,833 $107,299 $105,970 Less: SG&A (12,949) (12,992) (13,036) (12,979) (51,957) (51,084) (51,445) (51,392) (53,066) Plus / (Minus) Other 650 650 650 650 2,600 -———- EBIT $6,537 $10,308 $10,294 $10,480 $37,618 $45,760 $51,388 $55,907 $52,904 Plus: Depreciation & Amortization 6,334 6,371 6,388 6,317 25,409 25,410 25,410 25,410 25,410 EBITDA $12,870 $16,678 $16,682 $16,797 $63,027 $71,170 $76,798 $81,317 $78,314 Plus / (Less): Pension Service Costs (Benefit) (984) (984) (984) (984) (3,936) (3,936) (3,936) (3,936) (3,936) Plus / (Less): OPEB Expense (Income) (94) (94) (94) (94) (375) (375) (375) (375) (375) EBITDAP $11,793 $15,601 $15,604 $15,719 $58,716 $66,859 $72,487 $77,006 $74,003 % of Revenue 7.1% 9.2% 9.6% 9.8% 8.9% 10.0% 10.7% 11.2% 10.6% 22

Pension Adjusted 2018 – 2022 Unlevered Free Cash Flow Forecast 2018 Forecast 2019 2020 2021 2022 Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Q1 Q2 Q3 Q4 Total Total Total Total Total EBITDAP $11,793 $ 15,601 $15,604 $ 15,719 $58,716 $66,859 $72,487 $77,006 $74,003 Less / (Plus): Increase (Decrease) in NWC (4,518) 5,197 8,018 7,269 15,966 9,040 2,878 4,184 3,783 Less: Capex (1,839) (3,736) (2,317) (4,109) (12,000) (12,000) (12,000) (12,000) (12,000) Less: Pension Contribution -————————- Less: OPEB Contribution -————————- Less / (Plus): Other, Net (1,875) 625 625 625 -————- Less: Provision for Income Tax -————————- Less: Carbonless Consolidation One-time Costs (1,500) (2,500) (3,000) (1,000) (8,000) -———- Less: Restructuring Items, Net (9,234) -——- (9,234) -———- Unlevered Free Cash Flow ($7,173) $ 15,187 $18,930 $ 18,504 $45,448 $63,899 $63,364 $69,189 $65,787 23

Q3 2017 Variance Bridge 24

Total EBITDA Actual Q3 2017 vs. Q3 2017 Forecast $ Millions Carbonless: $9.4 Carbonless: $9.4 (-$0.1m or -1%) Thermal: $9.0 Thermal: $6.3 (-$2.7m or -30%) Corporate: $(1.4) Corporate: $(1.7) $18 $17.0 $16 $2.3 $0.5 $14.0 $14 $(2.4) $(0.2) $1.1 $12 $(1.9) $10 $(1.4) $8 $6 $4 $2 $0 Forecast Q3 Frt & DC Actual Q3 Volume Mix Price Mfg RM Mfg Spend SG&A/Other 2017 Costs 2017 25